UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

555 California Street

50th Floor

San Francisco, California 94104

(Former name or address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Joint Advisor Investment Advisory Agreement

On April 9, 2018, Corporate Capital Trust, Inc. (the “Company”) entered into a new investment advisory agreement with FS/KKR Advisor, LLC (the “Joint Advisor”), a newly-formed entity that is jointly operated by KKR Credit Advisors (US) LLC (“KKR Credit”) and an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) (the “Joint Advisor Investment Advisory Agreement”), which replaces the Investment Advisory Agreement, dated November 14, 2017, by and between the Company and KKR Credit (the “Previous Investment Advisory Agreement”).

The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—a management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The management fee will be calculated at an annual rate of 1.50% of the average value of the Company’s gross assets. The management fee will be payable monthly in arrears and will be calculated based on the simple average value of the Company’s gross assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar months. The management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the management fee not taken as to any month will be deferred without interest and may be taken in such other month as the Joint Advisor shall determine. The management fee for any partial month will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average net assets. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee will be subject to a total return requirement that will be calculated based on the Company’s reported income per share over the most recently completed quarter and the 11 preceding calendar quarters (the “look-back period”). The subordinated incentive fee on income will not exceed (i) the aggregate sum of, for each calendar quarter of the look-back period, (a) (x) 20.0% of the cumulative net increase in net assets resulting from operations for such quarter less (y) the subordinated incentive fees on income accrued by the Company for such quarter (not including for the current quarter for which the subordinated incentive fees on income is being calculated), divided by (b) the weighted average number of the Company’s shares of common stock (“Shares”) outstanding during such calendar quarter, multiplied by (ii) the weighted average number of Shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, management fees payable with respect to the periods prior to November 14, 2017, realized gains and losses and unrealized appreciation and depreciation.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). Under the Joint Advisor Investment Advisory Agreement, the fee will equal 20.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The incentive fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the incentive fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine.

The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the board of directors of the Company (the “Board”), or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party, in accordance with the requirements of the 1940 Act.

The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by (i) the Company upon 60 days’ written notice to the Joint Advisor upon (a) the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (b) the vote of the Board, or (ii) the Joint Advisor upon not less than 120 days’ prior written notice to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part I—Item 1. Business—Proposed Transition of Investment Advisory Services” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2018 (the “Form 10-K”), and is incorporated herein by reference.

The foregoing description of the Joint Advisor Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Investment Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On April 9, 2018, KKR Credit and FS Investments issued a press release announcing, among other things, the transition of the Company’s investment advisory services to the Joint Advisor. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Joint Advisor Administrative Services Agreement

On April 9, 2018, the Company entered into a new administrative services agreement with the Joint Advisor (the “Joint Advisor Administrative Services Agreement”), which replaces the Administrative Services Agreement, dated November 14, 2017, by and between the Company and KKR Credit (the “Previous Administrative Services Agreement”).

The terms of the Joint Advisor Administrative Services Agreement, including the services to be provided by the Joint Advisor and the amount of reimbursements to be paid by the Company for certain administrative expenses, will be substantially the same as those of the Previous Administrative Services Agreement. Under the Joint Advisor Administrative Services Agreement, the Joint Advisor will perform or oversee the performance of various administrative services that it requires, as well as personnel and facilities necessary for the Company’s business and these services, on behalf of the Company. Administrative services include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating the Company’s net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company will reimburse the Joint Advisor for administrative expenses that it incurs in performing its obligations. However, such reimbursements will be made at an amount equal to the lower of the Joint Advisor’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location.

The Joint Advisor Administrative Services Agreement will remain in effect initially for two years and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Administrative Services Agreement, or “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of any such party, in accordance with the requirements of the 1940 Act. The Joint Advisor Administrative Services Agreement may be terminated at any time, without the payment of any penalty, by (i) the Company upon 60 days’ written notice to the Joint Advisor upon (a) the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (b) the vote of the Board, or (ii) the Joint Advisor upon not less than 120 days’ prior written notice to the Company. The Joint Advisor Administrative Services Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part I—Item 1. Business—Proposed Transition of Investment Advisory Services” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K and is incorporated herein by reference.

The foregoing description of the Joint Advisor Administrative Services Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Administrative Services Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As described in the Company’s definitive proxy statement filed with the SEC on January 23, 2018, KKR Credit and FS Investments entered into a relationship to create a premier alternative lending platform for certain business development companies that will be advised by the Joint Advisor. In connection with the transition of investment advisory services to the Joint Advisor, KKR Credit resigned as investment advisor and administrator to the Company on April 9, 2018, the effective date of the Joint Advisor Investment Advisory Agreement and the Joint Advisor Administrative Services Agreement. The management fee payable to KKR Credit by the Company under the Previous Investment Advisory Agreement was the same as the management fee under the Joint Advisor Investment Advisory Agreement. The incentive fee under the Previous Investment Advisory Agreement was similar to the incentive fee under the Joint Advisor Investment Advisory Agreement, except that the total return requirement will be calculated based on the Company’s reported income per share over the most recently completed quarter and the 11 preceding calendar quarters, whereas the look-back period under the Previous Investment Advisory Agreement was the three preceding calendar quarters or the period that commences on January 1, 2017 and ended on the last day of the prior calendar quarter, whichever period was shorter. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Advisory Agreement.

The material terms of the Previous Administrative Services Agreement were substantially similar to the terms and conditions of the Joint Advisor Administrative Services Agreement described under the heading “Joint Advisor Administrative Services Agreement” in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference. There were no early termination penalties payable by the Company as a result of the termination of the Previous Administrative Services Agreement.

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part I—Item 1. Business—Proposed Transition of Investment Advisory Services” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Investment Advisory Agreement, dated as of April 9, 2018, by and between Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC
10.2	Administrative Services Agreement, dated as of April 9, 2018, by and between Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC
99.1	Press Release, dated April 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Capital Trust, INC.
a Maryland corporation

Date:	April 9, 2018	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary